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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Sentigen Holding Corp. (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph
K. Pagano, in my capacity as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
     2. the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and the results of operations of the Company for the period covered by the Report.


/s/ Joseph K. Pagano                                       Dated: March 28, 2003
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Joseph K. Pagano
Chairman of the Board, Chief Executive Officer
and President



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